Other Expenses, Net	12 Months Ended
Dec. 31, 2024
Other Expenses, Net [Abstract]
OTHER EXPENSES, NET

22. OTHER EXPENSES, NET

Other expenses, net for the year ended December 31, 2024 consisted of the following (for the years ended December 31, 2022 and 2023: nil and RMB10.4 million):

	For the years ended December 31
	2022	2023	2024
	RMB	RMB	RMB
Extinguishment losses	-	10,440,057	-
Extinguishment gain	-	-	-
Excess of fair value of instruments issued over proceeds	-	-	-

Total	-	10,440,057	-